SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2011

BLUEGREEN CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

0-19292	03-0300793
(Commission File Number)	(IRS Employer Identification No.)

4960 Conference Way North, Suite 100, Boca Raton, Florida 33431

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 912-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 31, 2011, Bluegreen Corporation (the “Company”) announced its financial results for the three months and year ended December 31, 2010. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”), the earnings press release also contains financial information determined by methods other than in accordance with GAAP. The Company’s management uses these non-GAAP measures in their analysis of the Company’s performance. These non-GAAP measures are referred to in the earnings press release as “Operating (loss) profit for Bluegreen Resorts,” “Operating loss for Bluegreen Communities” and “Non-GAAP net income (loss).” “Operating (loss) profit for Bluegreen Resorts” and “Operating loss for Bluegreen Communities” are defined as operating (loss) profit from continuing operations of the applicable business segment prior to the allocation of corporate general and administrative expenses, interest income, other expense, net, interest expense, provision (benefit) for income taxes and income attributable to non-controlling interest. “Non-GAAP net income (loss),” which the Company uses as a measure of financial performance, is defined as net loss, as determined under GAAP, without consideration of the after-tax impact of the following non-cash charges: the write-down of the carrying amount of certain Bluegreen Communities’ real estate inventory; the increase the Company’s allowance for loan losses on its portfolio of vacation ownership notes receivable, partially offset by lower costs of sales due to the allowance charge and changes in estimated gross profit; and losses from discontinued operations.

The Company believes that these non-GAAP measures supplement its GAAP financial information and provide a useful measure of evaluating the Company’s operating results and any related trends that may be affecting the Company’s business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Item 9.01 Financial Statements and Exhibits.

(d) Press Release dated March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2011

BLUEGREEN CORPORATION

(Registrant)

By: /S/ ANTHONY M. PULEO

       Anthony M. Puleo

       Senior Vice President,

       Chief Financial Officer & Treasurer

EXHIBIT INDEX

99.1	Press Release dated March 31, 2011